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                                                                   EXHIBIT 10(b)


                           REGENT COMMUNICATIONS, INC.
                        2001 DIRECTORS' STOCK OPTION PLAN


         Regent Communications, Inc. (the "Company") has, by appropriate resolution of its Board of Directors, adopted the following Regent Communications, Inc. 2001 Directors' Stock Option Plan to be effective immediately upon its approval by the Company's stockholders.

         1. DEFINITIONS. The following terms, when capitalized, shall have the designated meanings set forth below, unless a different meaning is plainly required by the context. Where applicable, the masculine pronoun shall include the feminine, and the singular shall include the plural and vice versa.

            a. BOARD. "Board" shall mean the Board of Directors of Regent Communications, Inc., as it may be comprised from time to time.

            b. CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder. Any specific provision of the Code referenced herein shall be deemed to refer to the corresponding provision of any amendment, revision or successor of the Code or such provision as may be adopted in lieu of the referenced provision.

            c. COMMON STOCK. "Common Stock" shall mean shares of the Company's authorized voting common stock.

            d. COMPANY. "Company" shall mean Regent Communications, Inc.

            e. DIRECTOR. "Director" shall mean a member of the Board of Directors of the Company.

            f. EMPLOYEE. "Employee" means any person, including officers and Directors, employed by the Company or any parent or subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

            g. EXCHANGE ACT. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules promulgated thereunder. Any specific provision of the Exchange Act referenced herein shall be deemed to refer to the corresponding provision of any amendment, revision or successor of the Exchange Act or such provision as may be adopted in lieu of the referenced provision.

            h. EXERCISE DATE. "Exercise Date" shall mean the calendar date on which a Participant exercises an Option granted under the Plan.

            i. EXERCISE PERIOD. "Exercise Period" shall mean that period of time during which an Option granted under the Plan may be exercised, determined in accordance with paragraph 7 hereof.

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            j. EXERCISE PRICE. "Exercise Price" shall mean that price for which a share of Common Stock may be purchased pursuant to an Option, determined in accordance with paragraph 6 hereof.

            k. GRANT DATE. "Grant Date" shall mean the calendar date on which the grant of an Option is made under the Plan, determined in accordance with paragraph 5 hereof.

            l. OPTION. "Option" shall mean a Non-Qualified Stock Option granted or to be granted under the Plan for the purchase of a fixed number of shares of Common Stock at a fixed Exercise Price.

            m. OUTSIDE DIRECTOR. "Outside Director" shall mean a Director who is not an Employee of the Company and does not receive compensation from the Company or a parent or subsidiary of the Company for services rendered as a consultant or in any capacity other than as a Director.

            n. PARTICIPANT. "Participant" shall mean an Outside Director to whom an Option has been granted under the Plan, but which Option has not expired, exercised in full, forfeited or otherwise terminated or satisfied under the Plan.

            o. PLAN. "Plan" shall mean Regent Communications, Inc. 2001 Directors' Stock Option Plan as set forth herein.

            p. RULE 16B-3. "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations of the Exchange Act or any successor rules or regulations which may hereafter be adopted in lieu thereof. Any reference to a specific provision of Rule 16b-3 shall refer to the corresponding provision of Rule 16b-3 as amended or replaced.

         2. PURPOSE. The purpose of the Plan is to attract and retain the best available persons for service as Outside Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

         3. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms of the Plan.

         4. SHARES SUBJECT TO THE PLAN. Subject to adjustments provided in paragraph 13 hereof, the aggregate number of shares of Common Stock that may be delivered pursuant to the exercise of Options granted under the Plan shall not exceed Five Hundred Thousand (500,000) shares. Such shares may consist, either in whole or in part, of the Company's authorized but unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its Treasury, as may from time to time be determined by the Board. If an Option granted under the Plan is surrendered, expires unexercised or for any reason ceases to be exercisable in whole or in part, the shares of Common Stock that were issuable pursuant to such Option, but as to which the Option was not exercised, shall again be available for the purposes of the Plan.

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         5. OPTION GRANTS. Options shall be granted to Outside Directors in accordance with the following provisions:

            a. Initial Grant:

               (1) Each Director who is an Outside Director on the date of the first meeting of the Board of Directors subsequent to receipt of stockholder approval of this Plan shall be automatically granted an Option to purchase Ten Thousand (10,000) shares PLUS Five Thousand (5,000) additional shares for each calendar year during which he served as an Outside Director subsequent to the initial calendar year during which he first became an Outside Director. The date of such meeting shall be deemed the Grant Date for such Option.

               (2) Each Outside Director who first becomes an Outside Director after the first Board meeting subsequent to receipt of stockholder approval of this Plan shall be automatically granted an Option to purchase Ten Thousand (10,000) shares on the date of his first attendance at a meeting of the Board of Directors. The date of such meeting shall be deemed the Grant Date for such Option.

            b. Annual Grant:

               (1) Beginning with the Anniversary Meeting in the calendar year following the year of his Initial Grant, each Outside Director shall be automatically granted a further Option to purchase Five Thousand (5,000) shares each year on the date of the annual Anniversary Meeting, provided, however, that he is then an Outside Director. The Anniversary Meeting each year shall be the first meeting of the Board of Directors following the annual stockholders' meeting of the Company. The date of such meeting shall be deemed the Grant Date for such Option.

         6. EXERCISE PRICE. The Exercise Price for each Option granted under the Plan shall be 100% of the Fair Market Value of a share of the Common Stock on the Grant Date. Fair Market Value of the Common Stock on the Grant Date of an Option shall be determined as follows:

            a. If the Common Stock is listed on a national securities exchange, the fair market value shall be the average of the highest and lowest selling price of a share of Common Stock on such exchange on the Grant Date, or if there were no sales on such date, then on the next prior business day on which there were sales.

            b. If the Common Stock is traded other than on a national securities exchange, the fair market value shall be the average between the closing bid and asked price on the Grant Date, as reported by the National Association of Securities Dealers Automated Quotation System or such other source of quotations for, or reports of trading of, the Common Stock as the Committee may reasonably select from time to time, or if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price.

            c. If neither of the methods described in (i) or (ii) above is available or accurately reflects fair market value, then the Board shall make a good faith determination of the fair market value using any reasonable method of valuation.

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         7. TERM OF OPTION. The Exercise Period of each Option granted shall commence six (6) months from the Grant Date of the Option and, except as set forth below, shall expire ten (10) years from the Grant Date.

            Any Option granted under the Plan shall terminate and may no longer be exercised if the Participant ceases to be an Outside Director, except as follows:

            a. If a Participant's service as an Outside Director shall have been terminated for any reason other than his death or disability within the meaning of Section 22(e)(3) of the Code, he may at any time within a period of six (6) months thereafter, exercise any Option held by him to the extent the Option was exercisable by him on the date of termination;

            b. If a Participant's service as an Outside Director is terminated due to his disability within the meaning of Section 22(e)(3) of the Code, he may at any time within a six (6) month period thereafter, exercise any Option held by him to the extent the Option was exercisable by him on the date of termination;

            c. If a Participant dies while serving as an Outside Director, any Option held by him at his death, to the extent the Option was exercisable by the deceased Participant at his death, may be exercised within six (6) months after his death by the person or persons to whom the Participant's rights shall pass by will duly admitted to probate, or in the absence of any provision by will duly admitted to probate, by the executor or administrator of his estate duly qualified and appointed under the laws of the decedent's domicile at the time of his death;

PROVIDED, HOWEVER, that in no event may an Option be exercised to any extent by any person after its Expiration Date.

         8. EXERCISE OF OPTION. During the period when any Option, or a portion of it, remains exercisable, such Option may be exercised at any time in whole or in part. Options may be exercised from time to time by delivering to the Treasurer of the Company written notice of exercise, stating the number of shares of Common Stock with respect to which an Option is being exercised, along with payment of the Exercise Price for such shares by (a) cash or check payable to the Company; (b) delivery of shares of Common Stock; or (c) a combination of the preceding two methods. Payment by delivery of shares of Common Stock may include (i) the delivery of Common Stock already owned by the Participant; or
(ii) the exchange, arranged through a qualified broker approved by the Board of Directors, of Common Stock to be received from the exercise of the Option, with the result that the Participant will receive from the exercise a net number of shares of Common Stock represented by the difference between the total number of shares with respect to which the Option is being exercised and that number of shares, the fair market value of which is equal to the full Exercise Price (including any tax withholding to the Company) for all shares of Common Stock with respect to which the Option is exercised. Any shares of Common Stock delivered in payment of an Exercise Price shall be valued as of the Exercise Date in accordance with paragraph 6 hereof.

         9. NONTRANSFERABILITY OF OPTIONS. An Option granted under the Plan is not transferable, except by will or by the laws of descent and distribution, and, during the lifetime of the

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Participant to whom granted, is exercisable only by him or in the event of his disability, his personal representative. Notwithstanding the foregoing, an Option may be transferred pursuant to a Qualified Domestic Relations Order as defined in Section 414(p) of the Code.

         10. NO EFFECT ON STATUS AS DIRECTOR. Nothing contained in the Plan or in any option agreement issued in connection herewith shall be construed to confer upon a Participant any right with respect to continuation of service as a Director or nomination to serve as a Director nor shall it limit or restrict the right of the Company to terminate a Participant's relationship with the Company at any time.

         11. ADJUSTMENT OF SHARES SUBJECT TO OPTION. In the event there is any change in the Common Stock of the Company subject to the Plan through the declaration of stock dividends, or through recapitalization resulting in stock split-ups, or combinations or exchanges of shares, or otherwise, the number of shares of Common Stock available for the granting of Options under the Plan and the shares of Common Stock subject to any Option granted under the Plan shall be appropriately adjusted.

         12. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective immediately upon its approval and adoption by stockholders holding a majority of the Company's shares entitled to vote thereon.

         13. SUSPENSION OR TERMINATION OF THE PLAN. The Board of Directors may at any time suspend or terminate the Plan. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate at the close of business on the tenth anniversary of the effective date of the Plan. Options may not be granted during such suspension or after such termination. The suspension or termination of the Plan shall not, without the consent of the holders of Options granted under the Plan, alter or impair any rights or obligations under any Option previously granted under the Plan.

         14. AMENDMENT OF THE PLAN. The Board may at any time amend the Plan in such respect as the Board may deem advisable in order to conform to any change in the law, or in any other respect the Board may deem to be in the best interest of the Company; provided, however, that no such amendment shall be made without approval of the holders of a majority of all shares of the Company's issued and outstanding shares entitled to vote thereon to the extent that stockholder approval would be required by Rule 16b-3 of the Exchange Act or by the rules of any stock exchange or market quotation system to which the Company is subject. Any amendment to the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan without the consent of the holder thereof.

         15. ADMINISTRATION.

            a. Each Option shall be evidenced by an option agreement which shall be signed by an officer of the Company and the Participant.

            b. Each Option shall be subject to the requirement that, if at any time the Board of Directors shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares thereunder, such Option may not be

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exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained.

         16. COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES. No Option shall be exercisable and no shares will be delivered under this Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with applicable federal and state securities laws, withholding tax requirements and the rules of all domestic stock exchanges and reporting systems on which the Company's shares of Common Stock may be listed or reported, as the Committee, in its sole discretion, may deem necessary or advisable. Any share certificate issued to evidence shares of Common Stock for which an Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

         17. MISCELLANEOUS PROVISIONS.

            a. WITHHOLDING TAXES. The Company shall have the right to require a payment from a Participant to cover applicable withholding taxes. A Participant may make a written election to have shares of Common Stock withheld from the shares otherwise to be received upon the exercise of an Option and applied by the Company to the payment of applicable taxes relative to the exercise of the Option. The number of shares so withheld shall have an aggregate fair market value, as determined by the Company, sufficient to satisfy the Company's minimum statutory withholding requirements.

            b. DELAWARE LAW TO GOVERN. The Plan and all agreements entered into under the Plan shall be interpreted pursuant to the laws of the State of Delaware.

            c. OBLIGATIONS. Neither the Company nor the Board nor any member thereof shall, by any provisions of the Plan, be deemed to be a trustee of any property, and the liabilities of the Company to any Participant pursuant to the Plan shall be those of a debtor pursuant to such contract obligation as are created by the Plan, and no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

            d. CHANGE IN CONDITIONS OF THE CODE. In the event of relevant changes in the Code, or other factors affecting the continued appropriateness of granting Options under the Plan, the Board of Directors may, in its sole discretion, accelerate or change the form of awarding benefits under the Plan.

            e. PURCHASE OF COMMON STOCK. The Company may, but shall not be required to, purchase from time to time shares of Common Stock of the Company in such amounts as they may determine for purposes of the Plan. The Company shall have no obligation to retain, and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of Common Stock of the Company purchased pursuant to this paragraph.

            f. PARTICIPANT'S AGREEMENT. If, at the time of the distribution of any shares of the Common Stock of the Company hereunder, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Participant receiving such shares shall agree that he will take the shares for investment and not with any present intention to resell the same and that he will dispose of such

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shares only in compliance with such laws and regulations, the Participant will, upon the request of the Company, execute and deliver to the Company an agreement to such effect.

         g. RULE 16b-3 SAVINGS CLAUSE. To the extent that they apply to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. Any provision of the Plan or action by the Board shall be interpreted, wherever possible, to comply with all applicable conditions of Rule 16b-3, and to the extent that it does not comply, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Company.

         h. NOTICE. Any notice which may be required or permitted to be given hereunder shall be in writing, and may be delivered to the Company personally or by registered mail, postage prepaid, addressed to: Treasurer, Regent Communications, Inc., 100 East RiverCenter Boulevard, 9th Floor, Covington, Kentucky 41011or at such other address as the Company, by notice to the Participant, may designate in writing from time to time, and to the Participant, at the Participant's address as shown on the records of the Company, or at such other address as the Participant, by notice to the Treasurer, Regent Communications, Inc., may designate in writing from time to time.


                                          REGENT COMMUNICATIONS, INC.


                                          By:______________________________
                                             William L. Stakelin, President

331120_3.DOC